CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying to the Quarterly Report on Form 10-Q of Tech Laboratories, Inc. for the Quarter Ending August 21, 2006, I, Donna Silverman, Chief Executive Officer and Chief Financial Officer of Tech Laboratories, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Quarterly Report of Form 10-Q for the period ending June 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-Q for the period ended June 30, 2006, fairly represents in all material respects, the financial condition and results of operations of Tech Laboratories, Inc.





Dated: August 21, 2006                 TECH LABORATORIES, INC.

                                       By:/s/ Donna Silverman
                                       ------------------------
                                       Chief Executive Officer
                                       Chief Financial Officer
                                       Principal Accounting Officer